 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): December 16, 2022

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 16, 2022, Nicole Kelsey will no longer serve as Chief Legal Officer and Secretary of Amyris, Inc. (the “Company”). Ms. Kelsey’s departure is not related to any legal, compliance or other matters of the Company. Upon a release of claims in the Company’s favor, Ms. Kelsey is eligible to receive a severance payment (including base salary and health benefits) as described in her offer letter, which is filed as Exhibit 10.75 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and which descriptions are incorporated herein by reference.

On December 16, 2022, the Company appointed Doris Choi, 44, General Counsel and Secretary, reporting to Han Kieftenbeld, the Company’s Chief Financial and Administration Officer. Ms. Choi has served as Vice President, Senior Corporate Counsel since joining the Company in December 2020. She brings over 15 years of corporate law experience in private practice and in-house positions, including most recently, as Senior Corporate Counsel at Jazz Pharmaceuticals, a Nasdaq-listed global biopharmaceutical company, from August 2016 to December 2020, and as Associate General Counsel and Assistant Secretary at QuinStreet, a Nasdaq-listed performance marketing technology company, from March 2014 to August 2016. She started her career in private practice as an associate at Latham & Watkins LLP focused on corporate and finance transactions, from September 2005 to May 2010. Ms. Choi received a B.A. from Northwestern University, an M.A. from University of Chicago and a J.D. from Columbia University.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: December 21, 2022	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Chief Financial Officer